                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MSI HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  July 9, 1999





Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of MSI Holdings, Inc. (the "Company") to be held at 10:00 a.m., local time, on Monday, August 9, 1999, at the offices of the Company located at 501 Waller Street, Austin, Texas. At this meeting you will be asked to:

         (i)      Elect six directors;

         (ii)     Approve an amendment to the Company's 1998 Stock Option Plan;

         (iii) Approve the adoption of the Company's Non-Employee Directors Stock Option Plan;

         (iv) Approve the appointment of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 2000; and

         (v) Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         It is important that your shares be represented at the meeting; therefore, if you do not expect to attend in person, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.

                                            Very truly yours,



                                            Ernesto Chavarria
                                            Chairman of the Board


Austin, Texas
July 9, 1999

                               MSI HOLDINGS, INC.
                               501 WALLER STREET
                              AUSTIN, TEXAS 78702

                          ----------------------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 9, 1999

                          ----------------------------

         The Annual Meeting of Shareholders of MSI Holdings, Inc., a Utah corporation (the "Company"), will be held at the offices of the Company located at 501 Waller, Austin, Texas, on Monday, August 9, 1999, beginning at 10:00 a.m., local time. The annual meeting will be held for the following purposes:

         1.       Election of six directors;

         2.       Approval of an amendment to the Company's 1998 Stock Option
                  Plan;

         3. Approval of the adoption of the Company's Non-Employee Directors Stock Option Plan;

         4. Approval of the appointment of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 2000; and

         5. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on June 25, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. A list of shareholders entitled to vote at the meeting will be available at the meeting for examination by any shareholder.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ADDRESSED AND STAMPED ENVELOPE. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the meeting and withdrawing the proxy.

                                             By Order of the Board of Directors,



                                             Stephen Hoelscher
                                             Secretary
Austin, Texas
July 9, 1999

                               MSI HOLDINGS, INC.
                               501 WALLER STREET
                              AUSTIN, TEXAS 78702

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 9, 1999


         This Proxy Statement is furnished to shareholders of MSI Holdings, Inc., a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held August 9, 1999 (the "Annual Meeting"). Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company before the Annual Meeting and not revoked. Any shareholder giving such a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the meeting and withdrawing the proxy. Attendance at the meeting will not constitute automatic revocation of the proxy. This Proxy Statement and the enclosed proxy form are first being sent to shareholders on or about July 9, 1999.

         Included with this Proxy Statement are copies of the Company's Annual Report for the fiscal year ended March 31, 1999 (the "1999 Annual Report"). The 1999 Annual Report does not form any part of the proxy solicitation material.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
VOTING OF PROXIES AT MEETING.................................................3

PERSONS MAKING THE SOLICITATION..............................................3

OUTSTANDING CAPITAL STOCK....................................................3

SECURITY OWNERSHIP OF
         CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............................4

QUORUM AND VOTING............................................................5

ELECTION OF DIRECTORS........................................................5

SECTION 16 REQUIREMENTS......................................................8

TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES........................10

EXECUTIVE COMPENSATION......................................................11

PROPOSAL TO APPROVE AMENDMENT TO
         1998 STOCK OPTION PLAN
         TO INCREASE SHARES AVAILABLE FOR GRANT.............................13

PROPOSAL TO APPROVE ADOPTION OF
         NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN...........................16

PROPOSAL TO APPROVE THE APPOINTMENT OF
         BROWN, GRAHAM & COMPANY, P.C.
          AS INDEPENDENT AUDITORS...........................................18

SHAREHOLDERS' PROPOSALS.....................................................19

MISCELLANEOUS...............................................................19

                          VOTING OF PROXIES AT MEETING

         When shareholders have appropriately specified how their proxies should be voted, the proxies will be voted accordingly. Unless the shareholder otherwise specifies therein, the proxy will be voted (i) FOR the election as directors of the six nominees listed under "Election of Directors," (ii) FOR approval of the appointment of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 2000, (iii) FOR approval of the adoption of the MSI Holdings, Inc. Non-Employee Directors Stock Option Plan; (iv) FOR the approval of an amendment to the Company's 1998 Stock Option Plan to increase the number of shares of Common Stock available for grant from 1,500,000 to 4,500,000; and (v) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors does not know of any such other matter or business.


                        PERSONS MAKING THE SOLICITATION

         The accompanying proxy is being solicited by the Board of Directors of the Company. The costs of soliciting the proxies and the Annual Meeting will be borne entirely by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in connection with forwarding the solicitation material.


                           OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting is June 25, 1999. At the close of business on that date the Company had 22,137,739 shares of common stock, $0.10 par value per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each such share of Common Stock is entitled to one vote at the Annual Meeting.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of June 29, 1999, the number of shares of Common Stock beneficially owned by (1) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each director and each nominee for director of the Company,
(3) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, and (4) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that each of the persons or groups named below has sole voting power and investment power with respect to such Common Stock.

                                             BENEFICIAL OWNERSHIP (1)
                                             ------------------------
NAME OF BENEFICIAL                           NUMBER OF
  OWNER OR GROUP                               SHARES        PERCENT
------------------                           ----------    ----------
Blandina Cardenas                                 5,000       0.02%
Ernesto M. Chavarria (2)                        150,000       0.66%
Jose G. Chavez (3)                            6,675,000      29.55%
Daniel Dornier (4)                              340,000       1.50%
Entrepreneurial Investors, Ltd. (5)           8,286,800      36.68%
Robert Gibbs(6)                                 272,590       1.21%
Stephen Hoelscher (7)                            22,000       0.10%
Mitchell C. Kettrick (8)                      1,500,000       6.64%
Jon J. King                                           0       0.00%
Luana Pearce (9)                              1,250,000       5.53%
Humbert B. Powell III                                 0       0.00%
Davinder Sethi                                        0       0.00%
All officers and directors as a group (10)    8,692,000      38.47%
Schedule 13D Filers (11)                     10,324,499      45.70%

-------------
(1) Calculations are based on 22,591,535 outstanding shares of Common Stock as of June 28, 1999. Includes shares of Common Stock of the Company beneficially owned by such persons. If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days after June 29, 1999, such shares are deemed beneficially owned by such person and are deemed to be outstanding solely for the purpose of determining the percentage of Common Stock that such person owns. Such shares are not included in the computation for any other person.
(2) Includes 75,000 shares of Common Stock held by Mr. Chavarria and 75,000 shares of Common Stock issuable upon exercise of Mr. Chavarria's options.
(3) Includes 6,575,000 shares of Common Stock held by Mr. Chavez and 100,000 shares of Common Stock issuable upon exercise of Mr. Chavez's options. Mr. Chavez's address is 8021 Bottlebrush, Austin, Texas 78750.
(4) Includes 339,500 shares of Common Stock held by Mr. Dornier and 50 shares of Common Stock issuable upon the conversion of 5 shares of the Company's Series E Preferred Stock, $30 stated value (the "Series E Preferred").
(5) Entrepreneurial Investors, Ltd. ("EIL") is the beneficial owner of an aggregate of 8,286,800 shares of Common Stock consisting of: (i) 943,400 shares of Common Stock issued upon conversion of 94,340 shares of the Company's Series C Preferred Stock, (ii) 4,943,300 shares of Common Stock issued upon conversion of 399,995 shares of the Company's Series B Preferred Stock (5% cumulative, convertible, non-voting, stated value, $5.30)(the "Series B Preferred") and 94,335 shares of the Company's Series D Preferred Stock (6% cumulative, convertible, non-voting, stated value, $10.60) (the "Series D Preferred"), (iii) 100 shares of Common Stock issuable upon conversion of 5 shares of Series B Preferred and 5 shares of Series D Preferred, and (iv) 2,400,000 shares of Common Stock issuable upon the exercise of Class A Warrants to purchase shares of Common Stock, with an exercise price of $1.50 per share, granted in conjunction with the Private Placement of the Series B Preferred Stock. EIL's address is Citibank Building, 2nd Floor, East Mall Drive, P.O. Box 40643, Freeport, Bahamas.
(6) Includes 272,590 shares of Common Stock issuable upon the exercise of Mr. Gibbs' options.
(7) Includes 19,000 shares of Common Stock held by Mr. Hoelscher and 3,000 shares of Common Stock held by Mr. Hoelscher's three children, 1,000 shares each.
(8) Includes 1,425,000 shares of Common Stock held by Mr. Kettrick and 75,000 shares of Common Stock issuable upon the exercise of Mr. Kettrick's options. Mr. Kettrick's address is P.O. Box 2260, Round Rock, Texas 78680.
(9) Includes 550,000 shares of Common Stock acquired from Jose Chavez, the former President of the Company, 475,000 shares of Common Stock acquired from George Villalva, a former director of the Company, and 225,000 shares of Common Stock acquired from Argus Management, Inc. Ms. Pearce's address is 4545 Golf Vista Drive, Austin, Texas 78730.
(10) Includes 8,441,950 shares of Common Stock outstanding, 50 shares of Common Stock issuable upon the conversion of 5 shares of the Series E Preferred held by Mr. Dornier, 100,000 shares of Common Stock issuable upon exercise of Mr. Chavez's Options and 75,000 shares of Common Stock issuable upon exercise of Mr. Kettrick's options.
(11) Includes a group of entities and individuals that filed a Schedule 13D on June 2, 1999 for the sole purpose of exercising a change in control of the Company's Board of Directors.


                               QUORUM AND VOTING

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each such outstanding share of Common Stock is entitled to one vote. Assuming the presence of a quorum, affirmative votes equal to at least (i) a plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of directors, and (ii) a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve any other proposal or matter. Cumulative voting in the election of directors is prohibited by the Company's governing corporate documents. Abstentions will be included in vote totals and, as such, will have the same effect as a negative vote on each proposal other than the election of directors. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.


                            1. ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting for a term expiring at the next annual meeting of shareholders or until their respective successors are duly elected and qualified. To be elected a director, each nominee must receive a plurality of all of the votes cast at the Annual Meeting for the election of directors. Shareholders are not permitted to cumulatively vote their shares in connection with the election of directors. Each nominee has expressed his or her intention to serve the entire term for which election is sought. Should any nominee become unable or unwilling to accept election or serve as a director, the proxy holders may vote the proxies for the election in that nominee's place of any other person the Board of Directors may recommend. Only three of the nominees are currently directors of the Company.

         The current Board of Directors' nominees for the election as directors of the Company are as follows:

         ERNESTO M. CHAVARRIA

         Mr. Chavarria, 44, has over 25 years of experience providing consulting services in the area of international business development and public affairs to Fortune 500 companies. Mr. Chavarria has been with ITBR, Inc., an international consulting company, since 1978, and has served as its President since 1990. Mr. Chavarria has been a director of the Company since November 1997, and Chairman of the Board since April 1999. Mr. Chavarria holds a Bachelor of Business Administration degree from The University of Texas at Austin.


         BLANDINA CARDENAS

         Dr. Cardenas, 54, is an Associate Professor of Education Leadership at the University of Texas at San Antonio. She has also been a Professor at the LBJ Institute for Teaching and Learning and has served as a Director of the Office of Minorities in Higher Education for the American Council in Education. Dr. Cardenas has also served as the Commissioner on the U.S. Commission of Civil Rights. From 1992 to 1995, she was a Professor at Southwest Texas State University. Dr. Cardenas has been a Director of the Company since November 1997.

         DANIEL DORNIER

         Mr. Dornier, 36, has over ten years of investment banking experience. Since 1995, Mr. Dornier has been the President of Dornier Capital Advisers, where he manages investment portfolios for high net worth individuals in the U.S. and Europe. Between 1993 and 1995, Mr. Dornier was a private investment manager for various companies owned by the Dornier family. He was previously an investment banker at SBC Warburg, Dillon, Reed from 1991 to 1993. In 1989, he obtained his Master of Business Administration from the City University of Bellevue, Washington, the Zurich, Switzerland campus, and in 1984 he received a Bachelor of Business Administration degree from the University of Nuertingen, Germany. Mr. Dornier has been a director of the Company since July 1998.

         ROBERT J. GIBBS

         Mr. Gibbs, 45, President and Chief Executive Officer, joined the Company in June 1999. He has more than 20 years of experience in high technology marketing, operations, and financial management. From May 1998 to May 1999, Mr. Gibbs served as a consultant to various aircraft maintenance corporations. From 1997 through May 1998, Mr. Gibbs served as Senior Vice President and Chief Financial Officer of The 401(k) Company. From 1993 through 1997, Mr. Gibbs served as Executive Vice President, President and Chief Financial Officer of Uniden America Corp., a global leader in wireless communications products and services. He received a Bachelor of Science in Finance from the University of Colorado and holds a Master of Business Administration degree from Southern Methodist University.

         HUMBERT B. POWELL III

         Mr. Powell is a Managing Director of Sanders Morris Mundy, an investment banking firm. Prior to joining Sanders Morris Mundy, Mr. Powell was Vice Chairman and Director of Marleau, Lemire, Securities, Inc. and Chairman of the Board of Marleau, Lemire USA. From 1988 through February 1995, Mr. Powell served as a Senior Managing Director in the Corporate Finance Department of Bear Stearns & Co. His responsibilities included both foreign and domestic investment banking duties. Prior to his employment with Bear, Stearns & Co., Mr. Powell served as a Senior Vice President and Director of E.F. Hutton & Co., where he was also employed in various other capacities for 18 years. Mr. Powell currently serves as a director for Bikers Dream Inc., Evolve, Lawman Corp., Millennium Vue Inc. and Osicom Technologies Inc., and as a trustee of Salem-Teikyo University.

         DAVINDER SETHI

         Dr. Sethi has been an independent advisor and investor in the fields of information technologies and finance with experience spanning academia, research, business and investment banking since 1994. From 1990 to 1996, he served as Director and Senior Advisor to Barclays de Zoete Wedd. His primary responsibility was advising major global providers of information technologies to develop and execute corporate development opportunities. Prior to Barclays de Zoete Wedd, Dr. Sethi spent seven years at Bell Laboratories in operations research and communications network planning, and seven years in corporate finance at AT&T. Dr. Sethi currently serves as a Director of Pamet Systems, Inc., where he also serves on the Audit and Compensation Committees. Dr. Sethi obtained Doctorate and Masters degrees in Operations Research, Economics and Statistics from University of California at Berkeley, and is a graduate of the Executive Management Program from Pennsylvania State University.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES.

DIRECTORS NOT STANDING FOR RE-ELECTION

         The following current members of the Board of Directors are not standing for election at the Annual Meeting:

         JOSE G. CHAVEZ, 48, has over 25 years experience in manufacturing, engineering, system design and development, energy engineering and computer technology management. He has been with the Company since the inception of Micro-Media Solutions, Inc., the operating subsidiary of the Company, in September 1993. Mr. Chavez was Plant Manager for HDS, a division of Hart Graphics, Inc., a computer disk manufacturer from 1991 to 1993, and Manufacturing Manager for CompuAdd Corporation, a personal computer disk manufacturer from 1989 to 1991. Prior to working at CompuAdd, Mr. Chavez was a section head at Hughes Aircraft for nine years. Mr. Chavez obtained a Bachelor of Science degree in Electrical Engineering from the University of Texas at El Paso in 1975. Mr. Chavez has been a Director of the Company since June 1997. Mr. Chavez was terminated as the President and CEO of the Company on April 20, 1999.

         MITCHELL KETTRICK, 32, has over 12 years of experience in manufacturing, test diagnostics and networking. He has also been with the Company since the inception of Micro-Media Solutions, Inc., the operating subsidiary of the Company, in September 1993. Mr. Kettrick was the Quality Assurance Manager for Hart Distribution Service, a computer disk manufacturer, in 1992 and the Manufacturing Systems Test Manager for CompuAdd Corporation, a personal computer manufacturer, from 1987 to 1991. Mr. Kettrick received an Associate degree in Computer Maintenance Technology from Texas State Technical College in 1987. Mr. Kettrick has been a director of the Company since June 1997. Mr. Kettrick was terminated as the Company's Secretary and Vice-President on April 20, 1999.

         JON J. KING, 59, has over 20 years of experience as a private venture capital investor. For the past three years Mr. King has served as the U.S. investment manager for Entrepreneurial Investors Ltd., a European private equity fund and beneficial owner of at least 10% of the Company's Common Stock. For the two years before that, Mr. King served as a consultant to various private companies. In 1962, Mr. King obtained a Bachelors of Science degree in Engineering from Purdue University.

BOARD MEETINGS

         The Board of Directors of the Company met five times during the fiscal year ended March 31, 1999. Each director attended at least 75% of the called meetings. The Board of Directors currently has appointed two committees, the Audit Committee and the Compensation Committee. The Board of Directors has no nominating committee; the Board itself is responsible for selecting nominees for election as directors.

AUDIT COMMITTEE

         The Audit Committee is responsible for engaging and discharging the independent auditors of the Company and for monitoring internal audit functions and procedures. The members of the Audit Committee are Dr. Cardenas and Messrs. Chavarria and Dornier. Neither Dr. Cardenas nor Mr. Chavarria nor Mr. Dornier is an officer or employee of the Company. The Audit Committee met one time during the fiscal year ended March 31, 1999.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for review and making recommendations to the Board of Directors on all matters relating to compensation and benefits provided to executive management. The members of the Compensation Committee are Messrs. Chavarria and Dornier and Dr. Cardenas. Neither Dr. Cardenas nor Mr. Chavarria nor Mr. Dornier is an officer or employee of the Company. The Compensation Committee met two times during the fiscal year ended March 31, 1999.

COMPENSATION OF DIRECTORS

         Directors of the Company who are employees of the Company do not receive compensation as directors. The Company paid each non-employee director $1,000 for each meeting of the Board of Directors that he or she attended plus reasonable out-of-pocket expenses incurred by him or her. The Company also paid each non-employee director $500 for each meeting of the Audit and Compensation Committees of the Board of Directors that he or she attended. The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, the Company's Non- Employee Directors Stock Option Plan. See "Proposal to Approve Adoption of Non-Employee Directors Stock Option Plan." If that plan is approved by the shareholders, an option to purchase 25,000 shares of Common Stock will be granted to each non-employee director on October 1 of each year, commencing October 1, 1999 and an option to purchase 25,000 shares of Common Stock will be granted to each non-employee director elected to the Board of Directors who has not previously served as a director of the Company on the date of that director's election to the Board of Directors.


                            SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Over-the-Counter Bulletin Board. Such persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it with respect to fiscal 1999 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that Messrs. Munoz, Hill, Upton and Chavarria, and Dr. Cardenas were late in filing Form 3 to report initial beneficial ownership in the Company.

EXECUTIVE OFFICERS

NAME                       AGE                  POSITION
----                       ---                  --------
Robert Gibbs                45         President and Chief Executive Officer
Roger M. Lane               51         Chief Operating Officer
Glenn Birk                  30         Vice President of Sales and Marketing
Stephen Hoelscher           40         Secretary and Chief Accounting Officer

         The Company has no knowledge of any arrangement or understanding in existence between any executive officer named above and any other person pursuant to which any such executive officer was or is to be elected to such office or offices. All officers of the Company serve at the pleasure of the Board of Directors.

BIOGRAPHICAL INFORMATION

         Information concerning the business experience of Mr. Gibbs is provided under "Election of Directors - Nominees."

         ROGER M. LANE, Chief Operating Officer, joined the Company in March 1999. He has more than 20 years of operations and logistics management in the computer, copier, and software industries. From May 1993 to December 1997, Mr. Lane was the Vice President of Operations at Techworks, Inc. in Austin, Texas. He also served as Chief Operating officer of Techworks, Inc. from January 1998 to July 1998. Prior to that, Mr. Lane was Vice-President of Operations at Ashton-Tate Corporation in Torrance, California and Vice-President of Logistics at Intellogic Trace, Inc. and Datapoint Corporation, both of San Antonio, Texas. He holds a Bachelors of Science degree in Mechanical Engineering from the University of Maine at Orono, and a Masters of Science degree in Management from Rensselaer Polytechnic Institute, Troy, New York.

         GLENN BIRK, Vice President of Sales and Marketing, joined the Company in February 1999. He has nearly ten years of sales experience in the Internet, Computing and Communications industries. From January 1990 to January 1999, Mr. Birk was employed by GTE/BBN, NCR Comten, AT&T and Lawson Software. He holds a Bachelor of Business Administration in Marketing from the University of Texas at Austin.

         STEPHEN HOELSCHER, CPA, Secretary and Chief Accounting Officer, has 18 years of accounting and auditing experience. Mr. Hoelscher has served as the Company's Controller since 1997. Prior to joining the Company, Mr. Hoelscher was the Controller for Protos Software Company in Georgetown, Texas for two years. Mr. Hoelscher was an Audit Manager with Brown, Graham and Company, P.C. from 1989 to 1996. Mr. Hoelscher received a Bachelor of Business Administration in Accounting from West Texas A&M University (formerly West Texas State University) in Canyon, Texas in 1981.

              TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES

PRIMA DEVELOPMENT

         During the third quarter of fiscal 1999, the Company received an advance of $32,000 from Prima Development & Construction, Inc., a company owned and controlled by Messrs. Chavez and Kettrick and certain other former executive officers and directors of the Company. The advance bore no interest and was repaid by the Company within ten days.

ITBR, INC.

         Ernesto M. Chavarria, Chairman of the Board of Directors of the Company, is also the President of ITBR, Inc., an international consulting company. ITBR, Inc. has a consulting agreement with the Company pursuant to which ITBR, Inc. is to provide marketing and business development services to the Company. The term of the agreement extends through December 31, 1999. ITBR, Inc. is paid $10,000 per month and is reimbursed for all reasonable business expenses under the terms of the agreement. During the fiscal year ended March 31, 1999, the Company paid ITBR, Inc. a total of $125,332.19.

DR. SETHI AND MMH INVESTMENTS, INC.

         Davinder Sethi, nominee for director of the Company, is an independent consultant for MMH Investments, Inc., a North Carolina corporation ("MMH"). MMH and Dr. Sethi have a consulting agreement with the Company. The term of the agreement extends through December 1, 1999. MMH and Dr. Sethi are collectively paid $9,000 per month and are entitled to be issued 250,000 shares of Common Stock which shall be held in escrow. Those shares are to be released from escrow and delivered to MMH and Dr. Sethi upon the completion of a public offering of the Company's securities and receipt by the Company of the proceeds from such offering.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid to the Company's Chief Executive Officer during the Company's last three completed fiscal years.

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                                   SECURITIES
     NAME                                                             UNDER-
     AND                     ANNUAL COMPENSATION                      LYING
  PRINCIPAL                 ---------------------     OTHER ANNUAL   OPTIONS      ALL OTHER
  POSITION            YEAR  SALARY ($)  BONUS ($)  COMPENSATION(1)    (#)(2)     COMPENSATION ($)
-------------         ----  ----------  ---------  ---------------   --------    ----------------
Jose G. Chavez        1999  $   95,000  $       0     $  7,800       $      0        $    0
  Former President    1998     105,000          0            0         62,500             0
  and Chief           1997      50,500     34,000            0              0             0
  Executive Officer

-----------------------
(1)  Represents car allowance of $650.00 per month.
(2)  Options to acquire shares of Common Stock.

OPTION GRANTS, EXERCISES AND FISCAL YEAR END OPTION VALUES

         There were no grants to or exercises of stock options during fiscal 1999 by the Named Executive Officers. The following table provides information related to unexercised options by the Named Executive Officers at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
                            ------------------------

                                                          NUMBER OF
                                                       SECURITIES UNDER-      VALUE OF
                                                            LYING            UNEXERCISED
                                                          UNEXERCISED       IN-THE-MONEY
                                                           OPTIONS AT        OPTIONS AT
                                                           FY-END (#)         FY-END ($)
                                                         -------------    -----------------
                SHARES ACQUIRED                           EXERCISABLE/      EXERCISABLE/
    NAME        ON EXERCISE (#)   VALUE REALIZED ($)(1)  UNEXERCISABLE    UNEXERCISABLE (1)
--------------  ---------------   ---------------------  -------------    -----------------
Jose G. Chavez           --               --                100,000          $412,000/0

--------------------
(1) Value is calculated on the basis of the difference between the option exercise price and the market value of the Common Stock on the exercise date. The closing price of the Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board on June 29, 1999 was $5.62 per share.

EMPLOYMENT-RELATED AGREEMENTS

         Effective June 14, 1999, the Company entered into an Employment Agreement with Robert J. Gibbs, President and Chief Executive Officer (the "Gibbs Agreement"). The initial term of the Gibbs Agreement is two years, which the parties may extend for an additional two years if, on or about six months before expiration of the initial term, they agree on the terms for the extended period. Under the Gibbs Agreement, Mr. Gibbs' annual base salary is $150,000 during the first year of the term and $240,000 during the second year of the term. In addition, Mr. Gibbs and the Company have entered into a Stock Option Agreement that provides for a stock option to purchase up to 1,362,950 shares of Common Stock vesting as follows: (i) options to purchase 272,590 shares of Common Stock vested immediately upon the date of grant, (ii) options to purchase 272,590 shares of Common Stock vest 91 days after the grant date,
(iii) options to purchase 545,180 shares of Common Stock vest on the first anniversary of the grant date, (iv) options to purchase 272,590 shares of Common Stock vest on the second anniversary of the grant date. Because all 1,500,000 shares of Common Stock authorized under the 1998 Option Plan have been granted pursuant to the 1998 Option Plan, 427,950 shares of the 1,362,950 option shares granted to Mr. Gibbs are subject to shareholder approval of the amendment to the 1998 Option Plan at the Annual Meeting. Mr. Gibbs is also eligible under the Gibbs Agreement to earn an annual incentive bonus of (i) during the first year of his term, up to $50,000 at the discretion of the Board based on Mr. Gibbs' best efforts to effectuate a public secondary offering of the Company's securities and up to $170,000 based on a percentage of net proceeds received by the Company resulting from any amount raised as equity in the Company; and (ii) during the second year of his term, a percentage of his base salary. Pursuant to the Gibbs Agreement, he may also participate in the Company's employee compensation and benefit plans. The Gibbs Agreement is terminable by either party upon written notice of termination to the other party. If Mr. Gibbs is terminated without cause, severance payments totaling $240,000 must be paid him. In addition, if Mr. Gibbs elects and maintains continued coverage under the Consolidated Omnibus Benefits Reconciliation Act of 1985 and corresponding regulations, then for up to twelve months immediately after his termination date or until Mr. Gibbs becomes eligible for coverage under another employer's plan or policy, whichever occurs first, Mr. Gibbs is entitled to receive premium payments in an amount as described under the Gibbs Agreement.

         Effective March 24, 1999, the Company entered into an Employment Agreement with Roger M. Lane, Chief Operating Officer (the "Lane Agreement"). Under the Lane Agreement, Mr. Lane's annual base salary is $120,000 per year. In addition, Mr. Lane and the Company have entered into a Stock Option Agreement that provides for a stock option to purchase up to 450,000 shares of Common Stock vesting as follows: (i) options to purchase 100,000 shares of Common Stock will vest at six months after the grant date of March 24, 1999,
(ii) options to purchase an additional 110,000 shares of Common Stock will vest on the first anniversary of the grant date; and (iii) options to purchase 120,000 shares of Common Stock will vest on each of the second and third anniversary of the grant date. The Lane Agreement is terminable by either party upon written notice of termination to the other party.

         On June 15, 1997, the Company entered into employment agreements with Jose Chavez, President and Chief Executive Officer (the "Chavez Agreement"), and Mitchell Kettrick, Secretary and Vice President (the "Kettrick Agreement").

         The Chavez Agreement provides for an annual salary of $100,000 and reimbursement of all reasonable out-of-pocket expenses. The Chavez Agreement also provides for a grant dated March 31, 1998, of an option to purchase up to 100,000 shares of Common Stock at a price of $1.50 per share exercisable for a period of five (5) years commencing on March 31, 1998. In addition, during the term of the Chavez Agreement, Chavez is entitled to a bonus, at the discretion of the Board of Directors, consisting of cash and common stock, calculated as follows: (1) for each ten percent (10%) increase in revenues, from year to year, above the base of $10,000,000 in fiscal 1998, Chavez shall be issued 100,000 shares of Common Stock at fifty percent (50%) of the then current market value, not to exceed $1.70 per share; and (2) for each $1.00 increase in the Common Stock value above the base value of $3.00 per share in fiscal 1998, calculated on the last ninety (90) day average, the Company shall pay Chavez a cash bonus of $100,000 due no later than June 30 of each fiscal year. Chavez also is entitled to an automobile allowance of up to $650.00 per month.

         The Kettrick Agreement provides for an annual salary of $75,000 per year and reimbursement of all reasonable out-of-pocket expenses. Moreover, the Kettrick Agreement provides for a grant, dated March 31, 1998, of a five-year option to purchase up to 50,000 shares of Common Stock at a price of $1.50 per share exercisable beginning July 1, 1998. Kettrick also has a second option, dated March 31, 1998, for 25,000 shares at $2.25 per share exercisable for a period of two (2) years. The Kettrick Agreement also provides for a bonus, at the discretion of the Board of Directors, consisting of cash and Common Stock, calculated as follows: (1) for each ten percent (10%) increase in revenues above the base of $10,000,000 in fiscal 1998, Kettrick shall be issued 50,000 shares of Common Stock at fifty percent (50%) of the then current market value, not to exceed $1.70 per share; and (2) for each $1.00 increase in the Common Stock value above the base value of $3.00 per share in fiscal 1998, calculated on the last ninety (90) day average, the Company shall pay Kettrick a cash bonus of $50,000 due no later than June 30 of each fiscal year. Kettrick is also entitled to an automobile allowance of up to $500.00 per month.

         Messrs. Chavez and Kettrick had agreed to renegotiate the option terms of the Chavez and Kettrick Agreements. The renegotiations were expected to be, but were not, concluded by January 1999. On April 20, 1999, the Company terminated Messrs. Chavez and Kettrick for cause. The Company's position is that the Agreements were breached by Messrs. Chavez and Kettrick and that the Company owes nothing further to Messrs. Chavez and Kettrick under the Chavez and Kettrick Agreements.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors is responsible for evaluating and recommending to the Board of Directors the Company's executive compensation policies and the annual compensation of the executive officers and other senior management of the Company thereunder. In connection with such responsibilities, the Compensation Committee has exclusive authority to administer the Company's 1998 Stock Option Plan, including the grant of stock options and other awards thereunder. All other actions of the Compensation Committee are subject to the approval of the Board of Directors. The members of the Compensation Committee are Dr. Cardenas and Messrs. Chavarria and Dornier. Neither Dr. Cardenas nor Mr. Chavarria nor Mr. Dornier is an officer or employee of the Company. The Compensation Committee met two times during the fiscal year ended March 31, 1999.


                      2. PROPOSAL TO APPROVE AMENDMENT TO
                             1998 STOCK OPTION PLAN
                     TO INCREASE SHARES AVAILABLE FOR GRANT

BACKGROUND AND SUMMARY OF TERMS

         In July 1998, the Company adopted its 1998 Stock Option Plan (the "1998 Option Plan") pursuant to which options may be granted to the key employees of the Company and its subsidiaries for the purchase of shares of Common Stock. In May 1999, the Board of Directors of the Company amended the 1998 Option Plan, subject to shareholder approval, to increase the number of shares of Common Stock that may be issued upon exercise of options granted under the 1998 Option Plan from 1,500,000 shares to 4,500,000 shares (subject to adjustment to reflect any stock dividend, stock split shares combination, recapitalization or the like, of or by the Company). At the Annual Meeting, shareholders are being asked to approve such amendment. Management intends for all options granted under the 1998 Option Plan to conform with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         The 1998 Option Plan is designed to permit the granting of options to key employees (including officers) of the Company and its subsidiaries to purchase shares of Common Stock. The option period may not be more than ten years from the date the option is granted. The Compensation Committee of the Board of Directors determines in its discretion the key employees who will receive grants, the number of shares subject to each option granted, the exercise price and the option period, and it administers and interprets the 1998 Option Plan. Approximately fifty (50) of the Company's employees are eligible to participate in the 1998 Option Plan.

         Full payment for shares purchased upon exercise of an option must be made at the time of exercise, and no shares may be issued until full payment is made. The exercise price of each option is payable in cash or by check or, if the applicable stock option agreement so provides, in shares of Common Stock at the fair market value per share on the date of exercise.

         The Compensation Committee of the Board of Directors has discretion to determine the terms of the exercise of any option. All installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until the expiration of the option period. Incentive stock options and, unless otherwise specified in the applicable stock option agreements, nonqualified stock options may not be transferred other than by will or by the laws of descent and distribution. If an optionee dies or becomes permanently disabled before the termination of his option without having totally exercised the option, the option may be exercised, to the extent that the optionee could have exercised it on the date of his death or disability, by (i) in the case of death, his estate or the person who acquired the right to exercise the option by bequest or inheritance, or (ii) in the case of disability, the optionee or his personal representative, provided that the option is exercised before the date of the expiration of the option period of 180 days after the date of the optionee's death or disability, whichever occurs first.

         Both incentive stock options and nonqualified stock options may be granted under the 1998 Option Plan. The 1998 Option Plan requires that the exercise price of each incentive stock option will not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. No incentive stock option, however, may be granted under the 1998 Option Plan to anyone who owns more than 10% of the outstanding Common Stock unless the exercise price is at least 110% of the fair market value of the Common Stock at the date of grant and the option is not exercisable for more than five years after it is granted. There is no limit on the fair market value of incentive stock options that may be granted to an employee in any calendar year, but no employee maybe granted incentive options that first become exercisable during a calendar year for the purchase of stock with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An option (or an installment thereof) counts against the annual limitation only in the calendar year it first becomes exercisable.

         Unless the Board of Directors terminates it sooner, the 1998 Option Plan will terminate on July 18, 2008, and no options may be granted under the 1998 Option Plan thereafter. The Board of Directors or the Compensation Committee may amend, alter or discontinue the 1998 Option Plan without the shareholders' approval, except that the Board of Directors or the Compensation Committee does not have the power or authority to materially increase the number of securities that may be issued under the 1998 Option Plan or to materially modify the requirements of eligibility for participation in the 1998 Option Plan. The Board of Directors or the Compensation Committee, however, may make appropriate adjustments in the number of shares the 1998 Option Plan covers, in the number of outstanding options, and in the option exercise prices to reflect any stock dividend, stock split, share combination or other recapitalization and, with respect to outstanding options and option prices, to reflect any merger, consolidation, reorganization, liquidation or similar transaction involving the Company.

         At June 29, 1999, options to purchase all 1,500,000 shares of Common Stock authorized under the 1998 Option Plan had been granted pursuant to the 1998 Option Plan, and options to purchase an additional 427,950 shares of Common Stock had been granted under the 1998 Option Plan subject to shareholder approval of the amendment at the Annual Meeting. No options granted under the 1998 Option Plan have been exercised. As of June 29, 1999, the market value of all shares of Common Stock subject to outstanding options was $10,835,079 (based upon the closing price of the Common Stock of $5.62 as reported on the Nasdaq Over-the-Counter Bulletin Board on such date).

TAX STATUS OF STOCK OPTIONS

         Pursuant to the 1998 Option Plan, the Board of Directors, or a committee of the Board of Directors appointed to administer the 1998 Option Plan, may provide for an option to qualify either as an "incentive stock option" ("ISO") or as a "nonqualified option" for United States federal income tax purposes.

         Incentive Stock Options. All stock options that qualify under the rules of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will be entitled to ISO treatment. To receive ISO treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (or one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

         If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock. Any gain recognized will be treated as ordinary income rather than capital gain and the Company will get a corresponding deduction at the time of sale, in an amount equal to the income that the employee would have recognized on exercise of the option. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

         An optionee's stock option agreement may permit payment for stock upon the exercise of an ISO to be made with other shares of Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

         Nonqualified Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a nonqualified option an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option exercise price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

         The foregoing statements are based upon present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

         REQUIRED VOTE

         The favorable vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting in person or by proxy is required to approve the proposed amendment to the 1998 Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT OF THE 1998 OPTION PLAN.

                       3. PROPOSAL TO APPROVE ADOPTION OF
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

BACKGROUND AND SUMMARY OF TERMS

         On June 22, 1999, the Board of Directors adopted the Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), subject to approval by the shareholders at the Annual Meeting. The Directors Option Plan provides for the grant of nonqualified options, as defined by the Code, to directors who are not employees of the Company. The purpose of the Directors Option Plan is to provide non-employee directors with a proprietary interest in the Company which will (i) increase the interest of non-employee directors in the Company's welfare, (ii) furnish an incentive to the non-employee directors to continue their services to the Company and (iii) provide a means through which the Company may attract able persons to serve on its Board. If the six nominees for director set forth above are elected and the Directors Option Plan is approved by the shareholders at the Annual Meeting, five of the Company's directors - all but Mr. Gibbs - will be non-employee directors and, therefore, eligible to participate in the Directors Option Plan.

         The Directors Option Plan covers up to 1,000,000 shares of Common Stock and provides for automatic grants of stock options. The Directors Option Plan provides for the grant, after the approval of the Directors Option Plan by the shareholders of the Company, of (i) an option to purchase 25,000 shares of Common Stock to each serving non-employee director on October 1 of each year ("Annual Option"), commencing October 1, 1999, or if October 1 is not a trading day, the next trading day immediately thereafter (the "Annual Grant Date"), and
(ii) an option to purchase 25,000 shares of Common Stock to each non-employee director elected to the Board of Directors who has not previously served as a director of the Company on the date of such director's election to the Board of Directors (the "Initial Options"). Non-employee directors may elect not to receive option grants under the Directors Option Plan by giving written notice to the Company in the manner specified in the Directors Option Plan.

         The Directors Option Plan requires that the exercise price for each stock option must be equal to the closing price of Common Stock on the last trading day immediately preceding the Annual Grant Date or the date of grant of Initial Options, whichever is applicable.

         The Directors Option Plan is administered by the Board of Directors.

         The following table set forth the number of options that would have been received by the persons named below if the Directors Option Plan had been in effect in fiscal year 1999:

                                                            MSI HOLDINGS, INC.
                                               NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

NAME AND POSITION                              DOLLAR VALUE    NUMBER OF OPTION SHARES
-----------------                              ------------    -----------------------
Blandina Cardenas, Director                          --                 25,000
Jose G. Chavez, Director (1)                                                --
Ernesto Chavarria, Chairman of the Board                                25,000
Daniel Dornier, Director                                                25,000
Mitchell C. Kettrick, Director (1)                   --                     --

Executive Officers as a Group (2)                    --                     --
Non-Executive Directors as a Group                                      75,000
Non-Executive Officer Employees as a Group (2)       --                     --

----------------------
(1) Did not cease to be an employee of the Company until after March 31, 1999.
(2)      Ineligible to participate in the Directors Option Plan.

         Each option granted to a non-employee director elected to the Board who has not previously served as a director will be fully vested and exercisable as of the date of his or her election to the Board. Each Annual Option granted to a serving non-employee director will become fully vested and exercisable on the anniversary of the Annual Grant Date for such Annual Option if the optionholder is then sitting on the Board. Options may not be transferred other than by will or by the laws of descent and distribution. Unless sooner terminated by action of the Board, the Plan will terminate on October 1, 2009. If a non-employee director dies prior to the termination of his option without having totally exercised the option, the option may be exercised, to the extent the deceased non-employee director could have exercised the option on the date of his death, by his estate or by the person who acquired the right to exercise the option by bequest or inheritance, provided that the option is exercised prior to the date of the option's expiration or 180 days from the date of the non-employee director's death, whichever occurs first.

         Full payment for shares purchased upon exercise of an option must be made at the time of exercise. No shares may be issued until full payment is made. Unless sooner terminated by action of the Board of Directors, the Directors Option Plan will terminate on October 1, 2009.

         Generally, an optionee will not recognize income for federal income tax purposes upon the grant of an option. On exercise of such option, however, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, and the Company will be allowed a federal income tax deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

         The Directors Option Plan contains antidilution provisions applicable in the event of an increase or decrease in the number of outstanding shares of the Company effected by any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company.

         The Board of Directors may at any time amend or discontinue the Directors Option Plan without the approval of the shareholders of the Company, except as necessary to comply with applicable law or regulation or applicable requirements of any stock exchanges(s) or The Nasdaq Over-the-Counter Bulletin Board on which the Common Stock is then traded.

         The preceding summary of the Directors Option Plan is qualified in its entirety by reference to the text of the Directors Option Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

REQUIRED VOTE

         The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting in person or by proxy is required to approve the Directors Option Plan. If the requisite vote of the shareholders is not obtained, the Directors Option Plan will be null and void.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE DIRECTORS OPTION PLAN.

                   4. PROPOSAL TO APPROVE THE APPOINTMENT OF
                         BROWN, GRAHAM & COMPANY, P.C.
                            AS INDEPENDENT AUDITORS

         The firm of Brown, Graham & Company, P.C. has been the Company's independent certified public accountants since May 11, 1998. Brown, Graham & Company, P.C. has been approved by the Board of Directors as the Company's independent auditors for the fiscal year ending March 31, 2000, subject to approval of such appointment by the shareholders. Representatives of Brown, Graham & Company, P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions by shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BROWN, GRAHAM & COMPANY, P.C. AS INDEPENDENT AUDITORS.

                            SHAREHOLDERS' PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with the Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2000 Annual Meeting of Shareholders, such proposals must be received by the Secretary of the Company on or before April 14, 2000.


                                5. MISCELLANEOUS

         The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters.

         The information contained in the Proxy Statement relating to the occupations and security holdings of the directors and executive officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the SEC.

                                             By Order of the Board of Directors,



                                             Stephen Hoelscher
                                             Secretary


Austin, Texas
July 9, 1999

                                    EXHIBIT A


                               MSI HOLDINGS, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                                  INTRODUCTION

         On June 22, 1999 (the "Effective Date"), the Board of Directors of MSI Holdings, Inc. (the "Company") adopted the following Non-Employee Directors Stock Option Plan:

               1. PURPOSE. The purpose of the Plan is to provide non-employee directors of the Company with a proprietary interest in the Company through the granting of options which will

                    (a) increase the interest of the non-employee directors in the Company's welfare;

                    (b) furnish an incentive to the non-employee directors to
               continue their services for the Company; and

                    (c) provide a means through which the Company may attract
               able persons to serve on the Board.

               2.   ADMINISTRATION. The Plan will be administered by the Board.

               3. PARTICIPANTS. All non-employee directors of the Company are to be granted options under the Plan, and upon such grant will become participants in the Plan.

               4. SHARES SUBJECT TO PLAN. Options may not be granted under the Plan for more than 1,000,000 shares of Common Stock, but this number may be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury.

     Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

               5. ALLOTMENT OF SHARES. Grants of options under the Plan shall be as described in this Section 5.

                    (a) On October 1 of each year commencing with October 1,
               1999, or if October 1 is not a Trading Day, the next Trading Day immediately thereafter (the "Annual Grant Date"), each then serving non-employee director of the Company shall be granted an option, effective as of that Annual Grant Date, to purchase 25,000 shares of Common Stock of the Company.

                    (b) Each non-employee who is elected to the Board who has
               not previously served as a director of the Company shall be granted an option, effective as of the date of his election to the Board (the "Initial Grant Date"), to purchase 25,000 shares of Common Stock.

                    (c) Any non-employee director may elect by written notice to the Company not to receive one or more option grants hereunder, by electing on the Initial Grant Date or at least six months in advance of the Annual Grant Date, whichever is applicable, of the option.

                    (d) The Plan shall be submitted to the Company's
               shareholders for approval. The Board will not grant options under the Plan prior to the time of shareholder approval.

               6. GRANT OF OPTIONS. All options under the Plan shall be automatically granted as provided in Section 5. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Board, but not inconsistent with the Plan. The Company shall execute stock option agreements upon instructions from the Board.

               7. OPTION PRICE. The option price shall be equal to the closing price of Common Stock of the Company on (a) for the grants under Section 5(a), the Effective Date and (b) for all subsequent grants, the last Trading Day immediately preceding the Annual Grant Date or the Initial Grant Date, whichever is applicable, on which such grants are made.

               8. OPTION PERIOD. The Option Period will begin on the effective date of the option grant and will terminate on the fifth anniversary of that date.

               9. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of his death or disability, by (i) the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, or (ii) the participant or his personal representative in the event of the participant's disability, provided the option is exercised prior to the date of its expiration or not more than 180 days after the date of the participant's death or disability, whichever first occurs. The date of disability of a participant shall be determined by the Board.

               10. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check at the time of exercise, or on such other terms as are set forth in the applicable option agreement. In addition, the participant shall tender payment of the amount as may be requested by the Company, if any, for purposes of satisfying its statutory liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of an option. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a shareholder until shares are issued to him.

               11.  VESTING.

                    (a) Each option described in Section 5(c) will be fully
               vested and exercisable on the Initial Grant Date of that option. Each other option will become fully vested and exercisable on the anniversary of the Annual Grant Date for such option, provided that the optionholder is then sitting on the Board.

                    (b) No fractional share will be issued; if an installment
               would cover a fractional share, such installment will be rounded to the next higher whole share (except in the case of the final installment, which will be for the balance of the total optioned shares).

                    (c) In no event may an option be exercised or shares be
               issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

               12. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price thereof, and the number of shares to be granted pursuant to Section 5(b) and the option price thereof, may be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company.

               13. TAX WITHHOLDING. The Board may make such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal income taxes or other taxes with respect to any option granted under the Plan. Such rules and procedures may provide that the withholding obligation may be satisfied by the Company withholding shares of Common Stock otherwise issuable upon exercise of an option in an amount equal to the statutory prescribed minimum withholding applicable to ordinary income resulting from the exercise of the option.

               14. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. Except in the case of the death or disability of a participant, options granted to a participant may be exercised only by the participant.

               15. INTERPRETATION. The Board shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations.

               16. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the shareholders of the Company, except as necessary to comply with applicable law or regulation or applicable requirements of the stock exchange(s) or The Nasdaq Stock Market on which the Company's securities are traded.

               17. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any non-employee director any right to be granted an option to purchase Common Stock or any other rights except as may be evidenced by the Plan and each stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company in accordance with the Plan, and then only to the extent and on the terms and conditions expressly set forth herein and therein. The existence of the Plan and the options granted hereunder shall not affect in any way the right of the Board, the Committee or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding. Nothing contained in the Plan or in any agreement for an option granted thereunder shall confer upon any non-employee director any right to (i) continue as a director of the Company or any of its subsidiaries or (ii) interfere in any way with the right of the Company, any of its subsidiaries or the Company's shareholders to terminate his directorship at any time.

               18. TERM. Unless sooner terminated by action of the Board, the Plan will terminate on October 1, 2009. No options will be granted under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

               19. DEFINITIONS. For the purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                    (a) "Board" means the Board of Directors of the Company.

                    (b) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

                    (c) "Option Period" means the period during which an option may be exercised.

                    (d) "Plan" means this Non-Employee Directors Stock Option
               Plan, as may be amended from time to time.

                    (e) "Trading Day" shall mean a day on which the NASDAQ Stock
               Market or other United States securities exchange is open for trading.

                               MSI HOLDINGS, INC.

    The undersigned hereby (i) acknowledges receipt of the Notice dated July 9, 1999, of the Annual Meeting of Shareholders of MSI Holdings, Inc. (the "Company") to be held at the Company's offices located at 501 Waller Street, Austin, Texas on Monday, August 9, 1999 at 10:00 a.m., local time, and the Proxy Statement in connection therewith; and (ii) appoints Blandina Cardenas and Ernesto M. Chavarria, and each of them, his/her proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

(a) Proposal to elect six directors to serve until the 2000 annual meeting of shareholders, or until their respective successors are elected and qualified.

[ ] FOR all nominees listed below (except as              [ ] WITHHOLD AUTHORITY to vote for all nominees
    marked to the contrary)                                   listed below

 Directors: Ernesto M. Chavarria, Blandina Cardenas, Daniel Dornier, Robert J.
                Gibbs, Humbert B. Powell III and Davinder Sethi

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                    THAT NOMINEE'S NAME IN THE SPACE BELOW.)

--------------------------------------------------------------------------------
(b) Proposal to approve the appointment by the Board of Directors of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 2000.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

(c) Proposal to approve adoption of the MSI Holdings, Inc. Non-Employee Directors Stock Option Plan.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

(d) Proposal to approve an amendment to the Company's 1998 Stock Option Plan to increase shares available for grant.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

(e) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                          Dated:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          Please date this Proxy and sign your
                                          name exactly as it appears hereon.
                                          Where there is more than one owner,
                                          each should sign. When signing as an
                                          attorney, administrator, executor,
                                          guardian or trustee, please add your
                                          title as such. If executed by a
                                          corporation, the Proxy should be
                                          signed by a duly authorized officer.

                                          Please date, sign and mail this proxy
                                          card in the enclosed envelope. No
                                          postage is required.

                     Internet Special - MSI Investors Only

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[ ] YES!    I want to subscribe to MSI'S FRIENDS & FAMILY INTERNET
                        SERVICE for $18.00 per month
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Nationwide, Dial-Up Internet Access (56k, V.90), E-Mail, Newsgroups, 5MB of Web
Space. Over 650 Local Access Numbers. No Set-Up Fees. No Roaming Charges.

RETURN THIS CARD TODAY, OR CALL 1-800-840-1594 X155

Name:                                   Title:
     ---------------------------------        --------------------------------
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     ------------------------------       -----------     --------------------
Phone:                                  Fax:
      ---------------------------------     ----------------------------------

[ ] No, I do not wish to sign up for the Friends & Family Internet Service, however I would like to receive future info about MSI via email at ___________


       MICRO-MEDIA SOLUTIONS, INC.  o  501 WALLER, AUSTIN TX 78702
                   PHONE: 512-476-6925  o  FAX: 512-473-2371
                               www.msiaustin.com
                             bispinfo@msiaustin.com

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                                   MICRO-MEDIA SOLUTIONS INC
                                   501 WALLER ST
                                   AUSTIN TX 78702-9834